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                                                                    EXHIBIT 99.3

                           FORM OF AFFILIATES LETTER


                                        _________ __, 1998


Aurora Electronics, Inc.
9477 Waples Street, Suite 150
San Diego, California  92121

Ladies and Gentlemen:

                 This letter agreement (this "Agreement") is being delivered in accordance with Section 7.05(b) of the Agreement and Plan of Merger, dated as of January 30, 1998 (the "Merger Agreement"), among Aurora Electronics, Inc., a Delaware corporation ("Parent"), Holly Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Sub"), and The Cerplex Group, Inc., a Delaware corporation (the "Company"). The Merger Agreement provides, among other things, for the merger of Sub with and into the Company (the "Merger"), pursuant to which each share of the outstanding Common Stock, par value $.001 per share ("Company Common Stock"), of the Company will be converted into the right to receive a number of shares of Common Stock, par value $.03 per share ("Parent Common Stock"), of Parent on the basis described in the Merger Agreement.

                 The undersigned understands that as of the date of this letter he, she or it may be deemed to be an "affiliate" of the Company (an "Affiliate") as such term is used in paragraphs (c) and (d) of Rule 145 of the General Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

1. The undersigned hereby represents, warrants, covenants and agrees as follows:

                          (a)     The undersigned has full power to execute
this Agreement and to make the representations, warranties, covenants and agreements herein and to perform the undersigned's obligations hereunder.

                          (b)     The undersigned is the beneficial or record
owner of all the shares of Company Common Stock and (ii) the options, warrants or other rights exercisable for or convertible into shares of Company Stock (collectively, the "Rights") indicated
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immediately below the undersigned's signature and address on the last page of this Agreement (all such shares and Rights, including any hereafter acquired, the "Company Shares"). Except for the Company Shares, the undersigned does not beneficially or of record own any shares of Company Common Stock or any Rights or other equity securities of the Company.

                          (c)     The undersigned will not sell, transfer or
otherwise dispose of or offer or agree to sell, transfer or dispose of (any of the foregoing, a "Disposition") any of the shares of Parent Common Stock issued to the undersigned in the Merger in exchange for the Company Shares (the "Parent Shares") in violation of the Securities Act or the Rules and Regulations.

                          (d)     The undersigned has carefully read this
Agreement and the Merger Agreement and discussed with the undersigned's counsel or counsel for the Company the requirements of such documents and other applicable limitations upon the undersigned's ability to make any Disposition of the Parent Shares.

                          (e)     The undersigned understands that the issuance
of Parent Common Stock pursuant to the Merger will be registered with the SEC under the Securities Act on a Registration Statement on Form S-4 and that, because at the time the Merger is submitted to a vote of the stockholders of the Company, the undersigned may be deemed to be an Affiliate of the Company and the distribution by the undersigned of any shares of Parent Common Stock has not been registered under the Securities Act, the undersigned may not make any Disposition of the Parent Shares unless (i) such Disposition has been registered under the Securities Act, (ii) such Disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the SEC under the Securities Act, or (iii) Parent has received an opinion of counsel, which opinion and counsel shall be reasonably acceptable to Parent, to the effect that such Disposition is otherwise exempt from registration under the Securities Act.

                          (f)     Except as provided in the registration rights
agreement to be executed between the undersigned and Parent, the undersigned understands that Parent is under no obligation to register any Disposition of Parent Shares by the undersigned or on the undersigned's behalf under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available to the undersigned.

                          (g)     The undersigned understands that stop
transfer instructions will be given to all transfer agents for the Parent Common Stock and that there will placed on the certificates evidencing the Parent Shares, or any replacements or substitutions therefor, a legend stating in substance:





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                          THE SHARES REPRESENTED BY THIS CERTIFICATE WERE
                          ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT
                          DATED [         ], 1998 BETWEEN THE REGISTERED HOLDER
                          HEREOF AND AURORA ELECTRONICS, INC., A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF AURORA ELECTRONICS, INC.

                          (h)     The undersigned also understands that unless
a Disposition of the Parent Shares has been registered under the Securities Act or is made in conformity with the provisions of Rule 145, Parent reserves the right to put the following legend on the certificates evidencing any of the Parent Shares issued to any transferee of the undersigned:

                          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933.

                          (i)     It is understood and agreed that the legends
set forth in Sections 1(g) and 1(h) above shall be removed by delivery of substitute certificates without such legend if the undersigned has delivered to Parent an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Parent, or a letter from the staff of the SEC, to the effect that such legend is not required for purposes of the Rules and Regulations or the Securities Act.

                 2. The undersigned further understands and agrees that the representations, warranties, covenants and agreements of the undersigned set forth herein are for the benefit of Parent, the Company and the surviving corporation in the Merger and will be relied upon by such entities and their respective counsel and accountants.

                 3. This Agreement will be binding upon and enforceable against administrators, executors, representatives, heirs, legatees and devisees of the undersigned and any pledgees holding the Company Shares as collateral. If the Merger Agreement is terminated in accordance with its terms prior to the Effective Time (as defined in the Merger Agreement), this Agreement will thereupon automatically terminate.





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                                      Very truly yours,



                                      -------------------------------
                                      Name:

                                      Address:
                                              ----------------------


                                      -------------------------------


                                      -------------------------------

                                      Shares owned beneficially or of record:

                                            total Shares, consisting of:
                                      ------

                                            shares of Company Common Stock; and
                                      ------

                                            shares of Company Common Stock
                                      ------
                                      subject to options, warrants or other
                                      rights exercisable within 60 days.


Agreed to and accepted:

AURORA ELECTRONICS, INC.


By:
   --------------------------
   Name:
   Title:

THE CERPLEX GROUP, INC.


By:
   --------------------------
   Name:
   Title:





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